EXHIBIT 10.2


                               AMENDMENT NO. 1 TO
                            COMPANY PLEDGE AGREEMENT


                  AMENDMENT NO. 1 to COMPANY PLEDGE AGREEMENT, dated as of April 12, 2002 (the "Amendment"), by and between EXPRESS SCRIPTS, INC., a Delaware corporation (the "Pledgor") and CREDIT SUISSE FIRST BOSTON, as Collateral Agent and as Secured Party (in such capacity and together with any successors in such capacity, the "Secured Party") for the Lenders.

                                R E C I T A L S :
                                 - - - - - - - -

         A. The Pledgor and Secured Party are party to a Company Pledge Agreement, dated as of April 1, 1999 (as amended hereby and as may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"), to secure, among other things, payment and performance by the Pledgor of all the Secured Obligations (as defined in Section 2 of the Agreement).

         B. The Pledgor and Secured Party desire to amend the Agreement as set forth herein.

                               A G R E E M E N T :
                                - - - - - - - - -

         NOW, THEREFORE, in consideration of the foregoing premises the parties hereto agree as follows:

         1. AMENDMENT.

         The Agreement is hereby amended as follows:

         a. Recital A shall be amended by deleting the words "shares of stock" and replacing them with the word "Securities" in lieu thereof.

         b. Recital A shall be further amended by deleting the word "corporations" and replacing it with the word "Persons" in lieu thereof.

         c. Section 1(b) is hereby amended by inserting the words "or other equity or ownership interest" after the word "stock" and before the word "of,".

         d. Section 1(c) is hereby amended by inserting the words "or other equity or ownership interest" after the word "stock" and before the word "of,".

         e. Section 4(b) is hereby amended by deleting all occurrences of the words "shares of stock" and replacing them with the word "Securities".

         f. Section 5(b) is hereby amended by deleting all occurrences of the words "stock of" and replacing them with the words "stock or other Securities of".

         2. MISCELLANEOUS.

         a. This Amendment shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Agreement.

         b. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Agreement shall remain in full force and effect except as expressly provided herein.

         c. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         d. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMITTED BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         [The remainder of this page has been intentionally left blank]

         Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                              EXPRESS SCRIPTS, INC.


                              By:  /S/ GEORGE PAZ
                                   ----------------------------------------
                                   Name:    George Paz
                                   Title:   Senior Vice President and CFO



                              CREDIT SUISSE FIRST BOSTON,
                                   as Secured Party


                                   By:    /S/ LAURI SIVASLIAN
                                          ---------------------------------
                                          Name:         Lauri Sivaslian
                                          Title:        Managing Director



                                   By:    /S/ JAMES S. FINCH
                                          ---------------------------------
                                          Name:         James S. Finch
                                          Title:        Managing Director